UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 16, 2004

                                Ramp Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-24768                             84-1123311
         (Commission File Number)                  (I.R.S. Employer
                                                 Identification Number)


                                 (212) 440-1500
              (Registrant's Telephone Number, Including Area Code)

            33 Maiden Lane, New York, NY                         10038
      (Address of Principal Executive Offices)                 (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01         Other Events

         Ramp Corporation (the "Company") announced that on December 16, 2004 the American Stock Exchange ("AMEX") notified the Company that it accepted the Company's plan of compliance and granted the Company an extension of time until March 13, 2006 to regain compliance with the AMEX's continued listing standards.

         The Company will be subject to periodic review by AMEX staff during the extension period. Failure to make progress consistent with the plan or to regain compliance with the continued listing standards by the end of the plan period on March 13, 2006 could result in the AMEX commencing delisting proceedings.


Item 9.01         Financial Statements and Exhibits

 (c) Exhibits

         99.1     Press Release of the Company, dated December 21, 2004.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 21, 2004.

                                                 RAMP CORPORATION


                                                 /s/ Ronald Munkittrick
                                                 -------------------------------
                                                 By:  Ronald Munkittrick
                                                 Its: Chief Financial Officer
Date: December 21, 2004